EXHIBIT 32.1

Certification of Chief Executive Officer of
Agere Systems Inc.
Pursuant to 18 U.S.C. Section 1350
(Adopted by Section 906 of the Sarbanes-Oxley Act of 2002)

      The undersigned Chief Executive Officer of Agere Systems Inc. (“Agere”) hereby certifies that:

1. Agere's Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2004, to which this certification is attached as an exhibit (the “Report”), fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Agere.

/s/ JOHN T. DICKSON
February 4, 2005	John T. Dickson President and Chief Executive Officer